UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 26, 2016

Date of Report (Date of earliest event reported)

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8501 East Princess Drive, Suite 190 Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Note Purchase Agreement and Guaranty Agreement

On April 28, 2016, STORE Capital Corporation, a Maryland corporation (the “Company”), entered into a Note Purchase Agreement, dated as of April 28, 2016, with the purchasers named therein (the “Note Purchase Agreement”), in connection with the issuance and sale of $200,000,000 aggregate principal amount of the Company’s 4.73% Senior Notes, Series C, due April 28, 2026 (the “Series C Notes”).   For a brief description of the material terms of the Note Purchase Agreement and the Series C Notes, please see Item 2.03 of this Current Report on Form 8-K, which is incorporated by reference into this Item 1.01.  A copy of the Note Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The payment by the Company of all amounts due with respect to the Series C Notes and the performance by the Company of its obligations under the Note Purchase Agreement are absolutely and unconditionally guaranteed by STORE Capital Acquisitions, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“SCA”), pursuant to a Guaranty Agreement dated as of April 28, 2016 (the “NPA Guaranty Agreement”).  A copy of the NPA Guaranty Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Term Credit Agreement and Guaranty Agreement

On April 26, 2016, the Company entered into a floating-rate, five-year Term Credit Agreement with KeyBank National Association and the other lenders named or to be named therein (the “Term Credit Agreement”).  The Term Credit Agreement is an unsecured term loan facility that allows the Company to borrow an initial amount of $100,000,000 and includes an “accordion” feature that allows the facility to be increased by an additional $200,000,000 for a maximum of $300,000,000.  The Term Credit Agreement expires in April 2021.  For a brief description of the material terms of the Term Credit Agreement, please see Item 2.03 of this Current Report on Form 8-K, which is incorporated by reference into this Item 1.01.  A copy of the Term Credit Agreement, including the form of term loan note, is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

The payment by the Company of all amounts due under the Term Credit Agreement and the performance by the Company of its obligations thereunder are absolutely and unconditionally guaranteed by SCA, pursuant to a Guaranty Agreement dated as of April 26, 2016 (the “Term Credit Guaranty Agreement”).  A copy of the Term Credit Guaranty Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Certain parties to the Note Purchase Agreement and the Term Credit Agreement, directly or through affiliates, have pre-existing relationships with the Company and have provided commercial lending, advisory and other services to the Company and its affiliates from time to time, for which such parties have received customary fees and expenses.  Certain parties to the

Note Purchase Agreement and the Term Credit Agreement, directly or through affiliates, have also provided investment banking services to the Company, including acting as underwriter or agent in connection with certain of the Company’s offerings of securities, for which such parties have received customary fees and expenses.  These parties may, from time to time, engage in future transactions with, and perform services for, the Company and its affiliates in the ordinary course of their business.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

The Note Purchase Agreement and the 4.73% Senior Series C Notes

On April 28, 2016, the Company issued $200,000,000 aggregate principal amount of its Series C Notes pursuant to the Note Purchase Agreement.  The Series C Notes mature on April 28, 2026, unless earlier redeemed or prepaid pursuant to the terms of the Note Purchase Agreement.  Interest on the Series C Notes is payable semi-annually in arrears on May 21 and November 21 of each year beginning May 21, 2016.

The Series C Notes are senior unsecured obligations of the Company.  The Company intends to use the net proceeds from the offering of the Series C Notes to reduce amounts outstanding under its unsecured revolving credit facility and for general corporate purposes.

The Company may, at its option and upon notice to the purchasers of the applicable Series  C Notes, prepay at any time all, or from time to time any part, of the Series C Notes (in an amount not less than 5% of the aggregate principal amount of the Series C Notes then outstanding in the case of a partial prepayment), at 100% of the principal amount so prepaid, plus the make-whole amount determined for the prepayment date with respect to such principal amount as set forth in the Note Purchase Agreement.

The payment by the Company of all amounts due with respect to the Series C Notes and the performance by the Company of its obligations under the Note Purchase Agreement are absolutely and unconditionally guaranteed by SCA pursuant to the NPA Guaranty Agreement.

The Notes were offered and sold to accredited investors in an exempt transaction not involving a public offering in accordance with Section 4(2) of the Securities Act of 1933, as amended.

The foregoing descriptions of the material terms of the Note Purchase Agreement, the Series C Notes and the NPA Guaranty Agreement, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to Exhibit 10.1 and Exhibit 10.2, respectively, which are attached to this Current Report on Form 8-K and are incorporated herein by reference.

Term Credit Agreement

On April 26, 2016, the Company entered into the Term Credit Agreement.  KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC acted as Joint Lead Arrangers and Joint Book Runners under the Term Credit Agreement, with KeyBank National Association as the Administrative Agent and Wells Fargo Bank, National Association, as the Syndication Agent.  BMO Harris Bank, N.A., Capital One Bank, Regions Bank, and SunTrust Bank are the Co-Documentation Agents under the Term Credit Agreement.  Concurrent with the closing of the Term Credit Agreement, the Company entered into interest rate swap agreements that effectively convert the floating rate to a fixed rate, which was approximately 2.7% at closing.

The Term Credit Agreement is an unsecured term loan facility that allows the Company to borrow an initial amount of $100,000,000 and includes an “accordion” feature that allows the facility to be increased by an additional $200,000,000 for a maximum of $300,000,000.  The Term Credit Agreement matures on April 26, 2021.  The Company intends to use net proceeds from the Term Credit Agreement to reduce amounts outstanding under its unsecured revolving credit facility and for general corporate purposes.

The payment by the Company of all amounts due under the Term Credit Agreement and the performance by the Company of its obligations thereunder are absolutely and unconditionally guaranteed by SCA pursuant to the Term Credit Guaranty Agreement.

The foregoing descriptions of the material terms of the Term Credit Agreement and the Term Credit Guaranty Agreement, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to Exhibit 10.3 and Exhibit 10.4, respectively, which are attached to this Current Report on Form 8-K and are incorporated herein by reference.

Credit Facility Commitment Increase

As previously reported on its Current Report on Form 8-K dated September 22, 2015 and filed with the Securities and Exchange Commission (the “SEC”) on September 25, 2015 (Commission File No. 001-36739), the Company amended its unsecured revolving Credit Agreement, dated as of September 19, 2014, by that certain First Amendment to Credit Agreement and other Loan Documents dated as of September 22, 2015 (as amended, the “Amended Credit Agreement”).  Under the terms of the Amended Credit Agreement, the Company may borrow, re-pay and re-borrow up to a maximum principal amount of $800,000,000, consisting of a $400,000,000 commitment and an additional $400,000,000 available under the “accordion” feature of the Amended Credit Agreement.

On April 26, 2016, the Company increased its total commitment under the Amended Credit Agreement from $400,000,000 to $500,000,000 by accessing $100,000,000 of availability under the accordion feature of the Amended Credit Agreement (the “Credit Facility Commitment Increase”).

The Credit Agreement dated as of September 19, 2014, is attached as Exhibit 10.21 to Amendment No. 1 to the Company’s Registration Statement on Form S-11 dated and filed with the SEC as of September 23, 2014 (File No. 333-198486), and is incorporated herein by reference.  The First Amendment to Credit Agreement and other Loan Documents dated as of September 22, 2015, is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 22, 2015 and filed with the SEC on September 25, 2015 (Commission File No. 001-36739), and is incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

On April 29, 2016, the Company issued a press release announcing the closing of the offering of the Series C Notes, the entering into of the Term Credit Agreement and the Credit Facility Commitment Increase.  A copy of the press release is attached hereto as Exhibit 99.1. The information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
10.1	Note Purchase Agreement dated as of April 28, 2016
10.2	NPA Guaranty Agreement dated as of April 28, 2016
10.3	Term Credit Agreement dated as of April 26, 2016
10.4	Term Credit Guaranty Agreement dated as of April 26, 2016
10.5

Credit Agreement dated as of September 19, 2014, by and among STORE Capital Corporation, as Borrower, KeyBank National Association, the other Lenders which are parties thereto and other Lenders that may become parties thereto, KeyBank National Association, as Administrative Agent, Wells Fargo Bank, National Association, as Syndication Agent, BMO Harris Bank, N.A. and Regions Bank, as Co-Documentation Agents, and KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC as Joint Lead Arrangers and Joint Book Runners (incorporated by reference to Exhibit 10.21 to Amendment No. 1 to the Company’s Registration Statement on Form S-11 dated and filed with the SEC as of September 23, 2014 (File No. 333-198486))

10.6

First Amendment to Credit Agreement and other Loan Documents, dated as of September 22, 2015 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 22, 2015 and filed with the SEC on September 25, 2015 (Commission File No. 001-36739)

99.1	Press release dated April 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: April 29, 2016
	By:	/s/Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Note Purchase Agreement dated as of April 28, 2016
10.2	NPA Guaranty Agreement dated as of April 28, 2016
10.3	Term Credit Agreement dated as of April 26, 2016
10.4	Term Credit Guaranty Agreement dated as of April 26, 2016
10.5

Credit Agreement dated as of September 19, 2014, by and among STORE Capital Corporation, as Borrower, KeyBank National Association, the other Lenders which are parties thereto and other Lenders that may become parties thereto, KeyBank National Association, as Administrative Agent, Wells Fargo Bank, National Association, as Syndication Agent, BMO Harris Bank, N.A. and Regions Bank, as Co-Documentation Agents, and KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC as Joint Lead Arrangers and Joint Book Runners (incorporated by reference to Exhibit 10.21 to Amendment No. 1 to the Company’s Registration Statement on Form S-11 dated and filed with the SEC as of September 23, 2014 (File No. 333-198486))

10.6

First Amendment to Credit Agreement and other Loan Documents, dated as of September 22, 2015 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 22, 2015 and filed with the SEC on September 25, 2015 (Commission File No. 001-36739)

99.1	Press release dated April 29, 2016